EXHIBIT 99.1


         CELLULAR TECHNICAL SERVICES REPORTS 2003 THIRD-QUARTER RESULTS

Seattle, November 14, 2003 - Cellular Technical Services Company, Inc. (OTC
Symbol: CTSC.OB) ("CTS"), today reported its third quarter financial results for 2003.

------------------------------- ------------------- --------------------- -------------------- ------------------
  (IN 000'S EXCEPT PER SHARE       THREE MONTHS      THREE MONTHS ENDED    NINE MONTHS ENDED      NINE MONTHS
           AMOUNTS)              ENDED SEPTEMBER     SEPTEMBER 30,2002    SEPTEMBER 30, 2003    ENDED SEPTEMBER
                                     30,2003                                                       30, 2002
------------------------------- ------------------- --------------------- -------------------- ------------------
Revenue                                 $25                $3,728                $196               $9,417
------------------------------- ------------------- --------------------- -------------------- ------------------
Net Loss                              ($226)              ($ 783)               ($ 906)            ($2,764)
------------------------------- ------------------- --------------------- -------------------- ------------------
Basic and Diluted Net Loss           ($0.10)              ($0.34)               ($0.40)             ($1.21)
Per Share
------------------------------- ------------------- --------------------- -------------------- ------------------

Revenue decreased to $196,000 in the nine months of 2003 from $9.4 million in the nine months of 2002. CTS reported a quarterly net loss of $226,000 compared to $783,000 in the third quarter of 2002. The $0.6 million reduction in the net loss for the third quarter of 2003 is primarily due to across-the-board operating expense reductions resulting from the cessation of expenses related to prior Neumobility R&D efforts and ISIS phonecard operations, both of which were closed in late 2002.

Steve Katz, CTS Chairman and CEO noted, "At September 30, 2003 we had $2.5 million in working capital and no debt. We are continuing to evaluate business alternatives including several investment opportunities. Today we have one full-time employee remaining. For the remaining three months of 2003, we forecast incurring less than $200,000 in expenses including compensation, costs of maintaining the business as a public entity and insurance, and also anticipate approximately $100,000 in cash receipts on our outstanding note from GTS Prepaid. We anticipate ending the year with a cash balance of approximately $2.4 million."


SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS: This press release may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results for CTS or its affiliates to differ materially from those expressed or implied in the applicable statements. These risks and uncertainties include but are not limited to: CTS' ability to acquire or develop future business operations; the uncertainty of its ability to gain acceptance of any new products or services, if such are acquired or developed; the competition for business opportunities and the ability of competitors who are larger or better financed than CTS to acquire such opportunities in lieu of CTS; vulnerability to specific factors such as technological obsolescence, limited customer base and manufacturing difficulties, all of which may be dependent upon the nature of any specific acquisition or development by CTS; dependence on key personnel; the availability of financing; and other risks described in CTS' filings with the Securities and Exchange Commission.

                                      -###-

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                    SELECTED CONSOLIDATED BALANCE SHEET DATA

                                             (in 000's)
        -------------------------------- -------------------------- ---------------------------
                                             September 30, 2003          December 31, 2002
        -------------------------------- -------------------------- ---------------------------
        Cash                                                $2,534                      $3,315
        -------------------------------- -------------------------- ---------------------------
        Accounts Receivable, net                                19                         525
        -------------------------------- -------------------------- ---------------------------
        Due from GTS Prepaid, Inc.                             181                          --
        -------------------------------- -------------------------- ---------------------------
        Inventories, net                                        --                          95
        -------------------------------- -------------------------- ---------------------------
        Total Assets                                         2,783                       4,144
        -------------------------------- -------------------------- ---------------------------
        Working Capital                                      2,536                       3,252
        -------------------------------- -------------------------- ---------------------------
        Stockholders' Equity                                 2,543                       3,403
        -------------------------------- -------------------------- ---------------------------

                    CELLULAR TECHNICAL SERVICES COMPANY, INC.
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in 000's, except per share amounts)
                                   (unaudited)

                                                                  THREE MONTHS ENDED       NINE MONTHS ENDED
                                                                     SEPTEMBER 30,           SEPTEMBER 30,
                                                                 --------------------    --------------------
                                                                   2003        2002        2003        2002
                                                                 --------    --------    --------    --------
  REVENUES
    Phonecards                                                   $     25    $  3,728    $    196    $  9,417

  COSTS AND EXPENSES
    Cost of phonecards                                                 --       3,645         217       9,262
    Sales and marketing                                                 1         251          29         788
    General and administrative                                        289         221         950         871
    Research and development                                           --         402          --       1,217
                                                                 --------    --------    --------    --------

  Total Costs and Expenses                                            290       4,519       1,196      12,138
                                                                 --------    --------    --------    --------

  LOSS FROM OPERATIONS                                               (265)       (791)     (1,000)     (2,721)

  OTHER INCOME, net                                                    24          --          43           5

  INTEREST INCOME, net                                                 14          13          50          64
                                                                 --------    --------    --------    --------

  LOSS BEFORE INCOME TAXES                                       $   (227)       (778)       (907)   $ (2,652)

  INCOME TAX (BENEFIT) PROVISION                                       (1)          5          (1)         12
                                                                 --------    --------    --------    --------

  LOSS BEFORE THE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE         (226)       (783)       (906)     (2,664)
                                                                 --------    --------    --------    --------

  CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE                --          --          --        (100)
                                                                 --------    --------    --------    --------

  NET LOSS                                                       $   (226)       (783)       (906)   $ (2,764)
                                                                 ========    ========    ========    ========

  BASIC AND DILUTED SHARE DATA:

    Loss before the effect of a change in accounting principle   $  (0.10)   $  (0.34)   $  (0.40)   $  (1.17)

    Cumulative effect of a change in accounting principle              --          --          --       (0.04)
                                                                 --------    --------    --------    --------

    Loss per share                                               $  (0.10)   $  (0.34)   $  (0.40)   $  (1.21)
                                                                 ========    ========    ========    ========

  WEIGHTED AVERAGE SHARES OUTSTANDING:

       Basic and Diluted                                            2,292       2,292       2,292       2,292